                                                              ------------------
                                                                EXECUTION COPY
                                                              ------------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      This is an Assignment, Assumption and Recognition Agreement (this
"Agreement") made as of May 30, 2006 (the "Closing Date"), among UBS Real Estate
Securities Inc. (the "Assignor"), Bank of America, National Association (the
"Assignee") and National City Mortgage Co. (the "Company").

      In consideration of the mutual promises contained herein, the parties hereto agree that the Assignor shall assign to the Assignee the mortgage loans
(the "Mortgage Loans") listed on Attachment 1 hereto in accordance with the terms of this Agreement, which are currently serviced by the Company for the benefit of the Assignor, pursuant to that certain Second Amended and Restated
Master Seller's Warranties and Servicing Agreement, dated as of October 1, 2001, as amended and restated to and including May 1, 2004, between the Assignor and the Company (as amended, modified or supplemented as of the date hereto, the
"Purchase and Servicing Agreement"). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing
Agreement.

                            Assignment and Assumption

      1.    The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in the Mortgage Loans and, as to the extent of the Mortgage Loans, all of its right, title and interest in, to and under the Purchase and Servicing Agreement and the Assignment and
Conveyances (collectively, the "Assigned Agreements"), dated as of May 10, 2006
(each, an "Original Closing Date"). The Assignor specifically reserves and does not assign to the Assignee any right, title and interest in, to or under any mortgage loans subject to the Purchase and Servicing Agreement other than those set forth on Attachment 1.

      2.    Simultaneously with the execution of this Agreement, on the Closing
Date, the Assignee shall pay to the Assignor for each Mortgage Loan the purchase price as calculated pursuant to the trade confirmation, dated as of April 18,
2006 (the "Trade Confirmation"), by and between the Assignee and the Assignor.
The Assignee shall pay the purchase price payable under the Trade Confirmation by wire transfer of immediately available funds to the account specified by the
Assignor. The Assignee shall be entitled to (i) all scheduled payments of principal due on the Mortgage Loans after May 1, 2006 (the "Mortgage Loans
Cut-off Date"), (ii) all other recoveries of principal collected after the
Mortgage Loans Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Mortgage Loans Cut-off Date and collected after the Mortgage Loans Cut-off Date shall belong to the Company) and (iii) all payments of interest on the Mortgage Loans minus that portion of any such interest payment that is allocable to the period prior to the Mortgage Loans
Cut-off Date.

      The Assignor shall deliver the Mortgage Loan Schedule and the electronic data file related to the Mortgage Loans to the Assignee at least three (3)
Business Days prior to the Closing Date. Upon the sale of the Mortgage Loans, the ownership of each Mortgage Note, the related Mortgage and the related
Mortgage File and Servicing File shall vest immediately in the

Assignee. Notwithstanding anything to the contrary set forth in the Trade
Confirmation, the Assignor will, with respect to each Mortgage Loan, deliver, or cause to be delivered, the Mortgage Loan Documents to U.S. Bank National
Association (the "Custodian") no later than five (5) Business Days prior to the
Closing Date.

      The Company shall be responsible for recording the assignments of
Mortgage, if necessary, in accordance with Accepted Servicing Practices and the
Purchase and Servicing Agreement. The Assignee shall be responsible for the initial and on-going fees and expenses of the Custodian.

                    Representations, Warranties and Covenants

      3.    The Assignor warrants and represents to, and covenants with, the
Assignee as of the date hereof that:

            (a)   The Assignor has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's governing documents or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignor. This Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee, will constitute the valid and legally binding obligation of the Assignor enforceable against the
      Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof. There are no actions, suits or proceedings pending or, to the knowledge of the
      Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and, if determined adversely to the Assignor, will materially and adversely affect its ability to perform its obligations under this Agreement;

            (b)   Attached hereto as Attachment 2 is a true and accurate copy of each of the Assigned Agreements, and each of the Assigned Agreements is in full force and effect as

                                        2

      of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            (c)   The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase and Servicing
      Agreement as they relate to the Mortgage Loans, free from any and all encumbrances, liens, pledges, participation interests, claims or security interests of any nature encumbering the Mortgage Loans. Except for the sale to the Assignee, the Assignor has not assigned or pledged any
      Mortgage Note related to any Mortgage Loan or the related Mortgage or any interest or participation therein;

            (d)   The Assignor has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Mortgage Loan, and the Assignor has not released the Mortgaged Property from the lien of the Mortgage related to any Mortgage Loan, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission;

            (e)   The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Purchase and Servicing
      Agreement;

            (f)   The Assignor has not waived or agreed to any amendment or
      other modification of, the Purchase and Servicing Agreement. The Assignor
      has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under, the Purchase and Servicing Agreement; and

            (g)   No trade confirmation, Assignment and Conveyance or other
      document related to the transfer of the Mortgage Loans executed by and between the Assignor and the Company and related to one or more Mortgage
      Loans includes any restriction, condition or other provision that materially affects the Company's obligations with regard to a
      Securitization Transaction or Agency Transfer, other than those restrictions, conditions and provisions set forth in Article VII or
      Article XIII of the Purchase and Servicing Agreement.

      4.    The Assignee warrants and represents to, and covenants with, the
Assignor and the Company as of the date hereof that:

            (a)   The Assignee agrees to be bound as "Purchaser" by all of the terms, covenants and conditions of the Purchase and Servicing Agreement solely with respect to the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Assignor and the Company all of the Assignor's obligations as "Purchaser" thereunder, solely with respect to such Mortgage Loans; and

            (b)   The Assignee has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any

                                        3

      of the terms, conditions or provisions of the Assignee's governing documents or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Assignee. This
      Agreement has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law. The execution, delivery and performance by the Assignee of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.
      There are no actions, suits or proceedings pending or, to the knowledge of the Assignee, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter that in the judgment of the Assignee will be determined adversely to the Assignee and, if determined adversely to the Assignee, will materially and adversely affect its ability to perform its obligations under this Agreement.

      5.    The Company warrants and represents to, and covenants with, the
Assignor and the Assignee as of the date hereof that:

            (a)   The information set forth in the Mortgage Loan Schedule
      attached hereto as Attachment 1 and the information contained on the related electronic data file delivered to the Assignee by the Assignor is complete, true and correct;

            (b)   Attached hereto as Attachment 2 is a true and accurate copy of the each of the Assigned Agreements, and each of the Assigned Agreements is in full force and effect as of the date hereof and their provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            (c)   Pursuant to Section 7.01(c) of the Purchase and Servicing
      Agreement, the Company hereby restates, as of the date hereof, the representations and warranties set forth in Section 3.01 and Section 3.02 of the Purchase and Servicing Agreement with respect to the Company and the Mortgage Loans, as if such representations and warranties were set forth herein in full. For purposes of making the representations and warranties contemplated in the foregoing sentence, each reference in
      Section 3.01 and Section 3.02 of the Purchase and Servicing Agreement (i)
      to the "Cut-off Date" shall be deemed to be a reference to the Mortgage
      Loans Cut-off Date, (ii) to the "Mortgage Loan Schedule" shall be deemed to be a reference to Attachment 1 hereto, (iii) to the "Closing Date"
      shall be deemed to be a reference to the date of this Agreement, and (iv)
      to the

                                        4

      "Custodian" shall be deemed a reference to U.S. Bank National Association.
      The Assignee shall be entitled to all of the rights and benefits provided under the Purchase and Servicing Agreement in the event that any such representation and warranty is not true and correct as of the Closing Date or the related Original Closing Date;

            (d)   The Company has serviced the Mortgage Loans in accordance with the terms of the Purchase and Servicing Agreement, provided accurate statements pursuant to Section 5.02 thereof and otherwise complied with all covenants and obligations thereunder;

            (e)   The Company has taken no action, or omitted to take any
      required action the omission of, which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans; and

            (f)   No trade confirmation, Assignment and Conveyance or other
      document related to the transfer of the Mortgage Loans executed by and between the Assignor and the Company and related to one or more Mortgage
      Loans includes any restriction, condition or other provision that affects the Company's obligations with regard to a Securitization Transaction or
      Agency Transfer, as set forth in Article VII of the Purchase and Servicing
      Agreement.

            (g)   Neither the origination of any Mortgage Loan, nor the purchase thereof by the Assignee, will cause such Mortgage Loan or the Assignee to fail to comply with the OCC Guidelines Establishing Standards for
      Residential Mortgage Lending Practices.

                          Repurchase of Mortgage Loans

      6.    The Assignor and the Assignee understand and agree that:

            (a)   Upon the discovery by the Assignor or the Assignee and its assigns of a breach of any representation, warranty, or covenant under this Agreement, the party discovering such breach shall give prompt written notice to the other parties to this Agreement. Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan if the Assignee incurs a loss solely as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignor shall, at the Assignee's option, repurchase the
      Mortgage Loan in the same manner set forth in Section 3.03 of the Purchase and Servicing Agreement.

            (b)   In the event the Company has breached a representation or
      warranty under the Purchase and Servicing Agreement that is substantially identical to a representation or warranty by the Assignor hereunder, the
      Assignee shall first proceed against the Company. If the Company does not within sixty (60) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made

                                        5

      and requesting an extension of the time to cure such breach, as permitted under the Purchase and Servicing Agreement) or purchase the Mortgage Loan in the same manner as set forth in Section 3.03 of the Purchase and
      Servicing Agreement, the Assignee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Assignee except to the extent such breach arose prior to the Original Closing Date. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the
      Company to cure such breach or repurchase such Mortgage Loan under the terms of the Purchase and Servicing Agreement with respect to such
      Mortgage Loan.

            (c)   Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of the Assigned
      Agreements, to oversee compliance thereof, or to take notice of any breach or default thereof.

                           Recognition of the Assignee

      7.    From and after the date hereof, the Company shall recognize the
Assignee as owner of the Mortgage Loans and will service the Mortgage Loans for, and provide all information and reports to, the Assignee pursuant to Articles I,
IV, V, VI, VII, and VIII of that certain Master Seller's Warranties and
Servicing Agreement, dated as of September 1, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Servicing
Agreement"), between the Assignee and the Company, as well as that Certain
Regulation AB Compliance Addendum to the Master Seller's Warranties and
Servicing Agreement, dated as of January 1, 2006, between the Assignee and the
Company.

              Modification of the Purchase and Servicing Agreement

      8.    The Assignee and the Company hereby modify the Purchase and
Servicing Agreement with respect to the Mortgage Loans as follows:

            (a)   Article I of the Purchase and Servicing Agreement is
      modified as follows:

                  (i)     The following defined terms are inserted in
            alphabetical order into Article I:

                          "Consumer Information: Information
                  including, but not limited to, all personal
                  information about a Mortgagor that is supplied to
                  the Company by or on behalf of such Mortgagor."

                          "Manufactured Home: A single family
                  residential unit that is constructed in a factory
                  in sections in accordance with the Federal
                  Manufactured Home Construction and Safety
                  Standards adopted on July 15, 1976, by the
                  Department of Housing and Urban Development ("HUD
                  Code"), as amended in 2000, which preempts state
                  and local building codes. Each unit is identified
                  by the presence of a HUD Plate/Compliance
                  Certificate label. The sections are

                                        6

                  then transported to the site and joined together
                  and affixed to a pre-built permanent foundation
                  (which satisfies the manufacturer's requirements
                  and all state, county, and local building codes
                  and regulations). The manufactured home is built
                  on a non-removable, permanent frame chassis that
                  supports the complete unit of walls, floors, and
                  roof. The underneath part of the home may have
                  running gear (wheels, axles, and brakes) that
                  enable it to be transported to the permanent site.
                  The wheels and hitch are removed prior to
                  anchoring the unit to the permanent foundation.
                  The manufactured home must be classified as real
                  estate and taxed accordingly. The permanent
                  foundation may be on land owned by the mortgager
                  or may be on leased land."

            (b)   Section 3.02 of the Purchase and Servicing Agreement is
      modified as follows:

                  (i)     Subsection (i) thereof is modified by (1) deleting in
            its entirety therefrom the language "or leasehold" and (2) by deleting in its entirety therefrom the language "manufactured dwellings" and by replacing such language with "Manufactured Homes".

                  (ii)    Subsection (jj) is modified by deleting it in its
            entirety and replacing such subsection with the following:

                          "Servicemembers Civil Relief Act. The
                  Mortgagor has not notified the Company, and the
                  Company has no knowledge of any relief requested
                  by or allowed to the Mortgagor under the
                  Servicemembers Civil Relief Act, or any similar
                  state laws;"

                  (iii)   Subsection (pp) is modified by deleting it in its
            entirety and replacing such subsection with the following:

                  "No Mortgage Loan is (a) a "high cost" loan under the Home
                  Ownership and Equity Protection Act of 1994 as amended, (b) a
                  "high cost," "threshold," "covered," "predatory," "abusive,"
                  or similarly defined loan, including refinance loans, under any other applicable state, federal or local law (or a
                  similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional
                  legal liability for residential mortgage loans having high interest rates, points and/or fees), provided that any
                  Mortgage Loan secured by a Mortgaged Property in Illinois
                  characterized as a "threshold" loan shall not be a "high cost"
                  loan unless it is characterized as "predatory" under
                  applicable local law, or (c) a "High Cost Loan" or "Covered
                  Loan" as defined in the S&P LEVELS(R) Glossary Version 5.7 (or the now-current version thereof); the Company has implemented and conducted compliance procedures to determine if

                                        7

                  each Mortgage Loan is "high-cost" home loan under the
                  applicable laws and performed a review of the disclosure
                  provided to the related Mortgagor in accordance with such laws and the related Mortgage Note in order to determine that such
                  Mortgage Loan, if subject to any such law, does not violate any such law;"

                  (iv)    Subsection (uu) is modified by inserting immediately
            prior to the semi-colon at the end thereof the language, "and a minimum FICO score of 625".

                  (v)     Subsection (xx) is modified by deleting it in its
            entirety and replacing such subsection with the following:

                          "Leaseholds. No Mortgage Loan is secured
                  by a long-term residential lease;"

                  (vi)    Subsection (ddd) is modified by inserting immediately
            prior to the ";" at the end thereof the following:

                          ". No Mortgage Loan originated after March
                  7, 2003 secured by property located in the State
                  of Georgia is classified as a "high cost home
                  loan" under the Georgia Fair Lending Act".

                  (vii)   Subsection (uuu) is modified by deleting it is its
            entirety and replacing such subsection with the following:

                          "No Arbitration Provisions. With respect
                  to any Mortgage Loan originated on or after August
                  1, 2004, neither the related Mortgage nor Mortgage
                  Note requires the Mortgagor to submit to
                  arbitration to resolve any dispute arising
                  thereunder or in connection with the origination
                  of such Mortgage Loan."

                  (viii)  Section 3.02 is modified by deleting the word "and"
            from the end of Subsection (xxx) thereof, deleting the period from the end of Subsection (yyy) thereof and replacing such period with a semi-colon and by inserting at the end of such section the following new subsections:

                          "(zzz) Texas Refinance Loans. Article XVI,
                  Section 50(a)(6) of the Texas Constitution is not
                  applicable to the Mortgage Loan or the origination
                  thereof. If the Mortgage Loan was originated in
                  Texas, it is not a cash-out refinancing;

                          (aaaa) Pledged Asset Loans. No Mortgage
                  Loan is a "pledged asset" mortgage loan;

                                        8

                          (bbbb) Debt-to-Income Ratio. Each Mortgage
                  Loan has a debt-to-income ratio of less than or
                  equal to 60%; and

                          (cccc) High Principal Balance Loans. With
                  respect to each Mortgage Loan with an original
                  principal balance of $1 million or more, (a) the
                  related Mortgagor has a minimum FICO score of
                  greater than or equal to 700, (b) the LTV is less
                  than or equal to 70%, (c) the related Mortgagor
                  has a debt-to-income ratio of less than or equal
                  to 50%, (d) there is a reserve of no less than six
                  (6) months and (e) the related Mortgage File
                  includes (A) a full appraisal of the Mortgaged
                  Property and (B) full loan origination
                  documentation that includes income and asset
                  verification forms.

            (c)   Section 10.01 of the Purchase and Servicing Agreement is
      modified by inserting as the first sentence of the second paragraph thereof the following:

                          "If the Company obtains knowledge of an
                  Event of Default, the Company shall notify the
                  Purchaser."

            (d)   Section 11.02 of the Purchase and Servicing Agreement is
      modified by deleting the second paragraph thereof in its entirety and replacing such paragraph with the following:

                          "In the event the Purchaser terminates the
                  Company without cause with respect to some or all
                  of the Mortgage Loans, the Company shall be
                  entitled to receive, as liquidated damages, upon
                  the transfer of the servicing rights, an amount
                  equal to the fair market value of such servicing
                  rights based on the aggregate outstanding
                  principal amount of the Mortgage Loans as of the
                  termination date, plus all reasonable costs and
                  expenses incurred by the Company in managing the
                  transfer of the servicing. The fair market value
                  of the servicing rights shall be determined based
                  on the average of three bids made by experienced
                  evaluators unaffiliated to the Purchaser and the
                  Company and chosen as follows: one by the
                  Purchaser, one by the Company and one by mutual
                  agreement."

            (e)   Section 12.01 of the Purchase and Servicing Agreement is
      modified as follows:

                  (i)     The first paragraph of Section 12.01 is modified by
            deleting each occurrence of the language "3.06" and replacing each such occurrence with the language, "3.04".

                                        9

                  (ii)    Section 12.01 is modified by inserting as the fourth
            paragraph thereof the following:

                          "Unless the Company is terminated pursuant
                  to Section 11.02, and except as other wise
                  provided in Section 11.02, the Purchaser shall be
                  entitled to be reimbursed from the Company for all
                  costs associated with the transfer of servicing,
                  including, without limitation, any costs or
                  expenses associated with the complete transfer of
                  all servicing data and the completion, correction
                  or manipulation of such servicing data as may be
                  required by the Purchaser to correct any errors or
                  insufficiencies in the servicing data or otherwise
                  to enable the Purchaser to service the Mortgage
                  Loans properly and effectively."

            (f)   Article XII of the Purchase and Servicing Agreement is
      modified by inserting at the end thereof the following new sections:

            "Section 12.12 Confidential Information.

            The Company shall keep confidential and shall not
            divulge to any party, without the Purchaser's prior
            written consent, the price paid by Purchaser for the
            Mortgage Loans, except to the extent that it is
            reasonable and necessary for the Company to do so in
            working with legal counsel, auditors, taxing authorities
            or other governmental agencies.

            The Purchaser and the Company agree they (i) shall
            comply with all applicable laws and regulations
            regarding the privacy or security of Consumer
            Information, (ii) shall not collect, create, use, store,
            access, disclose or otherwise handle Consumer
            Information in any manner inconsistent with any
            applicable laws or regulations regarding the privacy or
            security of Consumer Information, (iii) shall not
            disclose Consumer Information to any affiliated or
            non-affiliated third party except to enforce or preserve
            its rights, as otherwise permitted or required by
            applicable law (or by regulatory authorities having
            jurisdiction in the premises) or, in the case of the
            Company, at the specific written direction of the
            Purchaser, (iv) shall maintain appropriate
            administrative, technical and physical safeguards to
            protect the security, confidentiality and integrity of
            Consumer Information, including maintaining security
            measures designed to meet the Interagency Guidelines
            Establishing Standards for Safeguarding Consumer
            Information published in final form on February 1, 2001,
            66 Fed. Reg. 8616, and the rules promulgated thereunder
            and (v) shall promptly notify the other party in writing
            upon becoming aware of any actual breach and of any
            suspected breach of this section. The Company shall
            promptly

                                       10

            provide the Purchaser's regulators information regarding
            such security measures upon the reasonable request of
            the Purchaser, which information shall include, but not
            be limited to, any SAS 70 or similar independent audit
            reports, summaries of test results or equivalent
            measures taken by the Company with respect to its
            security measures, as agreed upon by the parties. Each
            party shall indemnify and defend the other party
            against, and shall hold the other party harmless from,
            any cost, expense, loss, claim or other liability that
            such other party may suffer as a result of or in
            connection with its failure to comply with or perform
            the obligations set forth in this section. The
            restrictions set forth herein shall survive the
            termination of this Agreement.

            Section 12.13 Intention of the Parties.

            It is the intention of the parties that the Purchaser is
            purchasing, and the Company is selling, the Mortgage
            Loans and not a debt instrument of the Company or
            another security. Accordingly, the parties hereto each
            intend to treat the transaction for Federal income tax
            purposes as a sale by the Company, and a purchase by the
            Purchaser, of the Mortgage Loans. The Purchaser shall
            have the right to review the Mortgage Loans and the
            related Mortgage Loan Files to determine the
            characteristics of the Mortgage Loans which shall affect
            the Federal income tax consequences of owning the
            Mortgage Loans and the Company shall cooperate with all
            reasonable requests made by the Purchaser in the course
            of such review. In the event, for any reason, any
            transaction contemplated herein is construed by any
            court or regulatory authority as a borrowing rather than
            as a sale, the Company and the Purchaser intend that the
            Purchaser or its assignee, as the case may be, shall
            have a perfected first priority security interest in the
            Mortgage Loans, the Custodial Account and the proceeds
            of any and all of the foregoing (collectively, the
            "Collateral"), free and clear of adverse claims. In such
            case, the Company shall be deemed to have hereby granted
            to the Purchaser or its assignee, as the case may be, a
            first priority security interest in and lien upon the
            Collateral, free and clear of adverse claims. In such
            event, the Trade Confirmation and this Agreement shall
            constitute a security agreement, the Custodian shall be
            deemed to be an independent custodian for purposes of
            perfection of the security interest granted to the
            Purchaser or its assignee, as the case may be, and the
            Purchaser or its assignee, as the case may be, shall
            have all of the rights of a secured party under
            applicable law.

                     Modification of the Servicing Agreement

                                       11

      9.    The Assignee and the Company hereby modify the Servicing Agreement with respect to the Mortgage Loans, as follows:

      (a)   Article I of the Servicing Agreement is modified by deleting in its entirety the definition of "Closing Date" and by replacing it with "May 30,
2006".

      (b)   Article I of the Servicing Agreement is modified by deleting in its entirety the definition of "Cut-off Date" and by replacing it with "May 30,
2006".

      (c)   Section 8.01 of the Servicing Agreement is modified by inserting the following as the new second paragraph therein:

            "Upon request from the Purchaser, the Company shall
            deliver no later than thirty (30) days after such
            request any Mortgage File or document therein, or copies
            thereof, to the Purchaser at the direction of the
            Purchaser. The Purchaser shall return any originals of
            documents delivered pursuant to this Section no later
            than ten (10) days after receipt thereof. In the event
            that the Company fails to make delivery of the requested
            Mortgage File or document therein, or copies thereof, as
            required under this Section, the Company shall
            repurchase, pursuant to Section 3.03 of this Agreement,
            the related Mortgage Loan within sixty (60) days of
            receipt of a request to do so by the Purchaser."

                                  Miscellaneous

      10.   All demands, notices and communications related to the Mortgage
Loans, the Purchase and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

            In the case of the Assignee,

            Bank of America, National Association
            NC1-027-21-04
            214 North Tryon Street, 21st Floor
            Charlotte, North Carolina 28255
            Attention: Managing Director
            Telephone: (704) 388-8708
            Facsimile: (704) 386-3215

            In the case of the Assignor,

            UBS Real Estate Securities Inc.
            1285 Avenue of the Americas
            New York, NY 10019
            Attention: Teresa Bowlin
            Telephone: (212) 713-9521

                                       12

            Facsimile: (212) 713-2080

            In the case of the Company,

            National City Mortgage Co.
            3232 Newmark Drive
            Miamisburg, Ohio 45342
            Attention: Cathy Stickelmaier

                   with a copy to:

            National City Mortgage Co.
            3232 Newmark Drive
            Miamisburg, Ohio 45342
            Attention: Sheila Hansford

                   with a copy to:

            National City Mortgage Co.
            3232 Newmark Drive
            Miamisburg, Ohio 45342
            Attention: T. Jackson Case

      11.   Each party will pay any commissions it has incurred and the reasonable fees of its attorneys in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

      12.   THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

      13.   No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      14.   This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Assignor, the Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed the Assignor, the Assignee or the Company, respectively, hereunder.

      15.   This Agreement shall survive the conveyances of the Mortgage Loans as contemplated in this Agreement.

                                       13

      16.   This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      17.   In the event that any provision of this Agreement conflicts with any provision of the Purchase and Servicing Agreement with respect to the Mortgage
Loans, the terms of this Agreement shall control.

                           [signature page to follow]

                                       14

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        BANK OF AMERICA, NATIONAL
                                        ASSOCIATION
                                        Assignee

                                        By: /s/ Bruce W. Good
                                            ------------------------------------

                                        Name:   Bruce W. Good
                                                --------------------------------

                                        Title:  Vice President
                                                --------------------------------

                                        UBS REAL ESTATE SECURITIES INC.
                                        Assignor

                                        By: /s/ Teresa Bowlin
                                            ------------------------------------

                                        Name:   Teresa Bowlin
                                                --------------------------------

                                        Title:  Associate Director
                                                --------------------------------

                                        NATIONAL CITY MORTGAGE CO.
                                        Company

                                        By: /s/ Mary Beth Criswell
                                            ------------------------------------

                                        Name:   Mary Beth Criswell
                                                --------------------------------

                                        Title:  Vice President
                                                --------------------------------

                         [BANA-UBS (NatCity), May 2006]

                                  ATTACHMENT 1

                             MORTGAGE LOAN SCHEDULE

                             Attachment 1A - Page 1

                                  ATTACHMENT 2

                        PURCHASE AND SERVICING AGREEMENT

                              Attachment 3 - Page 1